Exhibit 10.1(a)

First Amendment to License Agreement and Stock Issuance Agreement

This first amendment (the “Amendment”) is made as of November 11, 2024, by and between Innovation) Biotech Inc., a Nevada corporation (“Innovation)”), and NLC Ltd., an Israeli limited company (“NLC Ltd.”), and NLC Viral Defense, LLC (“NLC LLC”), a Delaware limited liability company (collectively, “NLC”).

Recitals:

WHEREAS, Innovation1 and NLC are parties to that certain License Agreement dated October 29, 2024 (the “License Agreement”);

WHEREAS, Innovation1 and NLC are also parties to that certain Stock Issuance Agreement dated October 29, 2024 (the “Stock Issuance Agreement”);

WHEREAS, the Parties wish to amend the License Agreement and the Stock Issuance Agreement as provided herein.

Agreement:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Amendment to License Agreement:

○	Section 5.1 of the License Agreement is hereby amended to change the definition of the “Closing Date” to be November 22, 2024.

2.	Amendment to Stock Issuance Agreement:

○	Section A(i) of the Stock Issuance Agreement is hereby amended to change the Payment Date of the NLC Shares to be contemporaneous with the Company’s increase of its authorized shares sufficient to issue the NLC Shares in compliance with SEC proxy rules.

Miscellaneous:

●	Except as expressly amended herein, all other terms and conditions of the License Agreement and the Stock Issuance Agreement shall remain in full force and effect.

●	This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

●	This Amendment shall be governed by and construed in accordance with the laws applicable to the original agreements.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

INNOVATION1 BIOTECH INC.

By:

Name: Francis Knuettel II

Title: Interim CEO

NLC LTD. and NLC Viral Defense, LLC

By:

Name: Dr. Dorit Arad

Title: CEO/Authorized Person